UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2019

SERVICE PROPERTIES TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	1-11527	04-3262075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

(Address of Principal Executive Offices, and Zip Code)

617-964-8389

Registrant’s Telephone Number, Including Area Code

Hospitality Properties Trust

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	HPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 20, 2019, Service Properties Trust, a Maryland real estate investment trust formerly known as Hospitality Properties Trust as further described below (the “Company”), completed its previously announced acquisition of a portfolio of net leased properties across the United States owned by the Acquired Companies (as defined below) pursuant to that certain Equity Purchase Agreement, dated as of June 2, 2019 (the “Purchase Agreement”), by and among the Company, Spirit MTA REIT, a Maryland real estate investment trust (“SMTA”), SMTA Financing JV, LLC, a Delaware limited liability company (“Seller”), and Banner NewCo LLC, a Delaware limited liability company (“Newco”).

Pursuant to the Purchase Agreement, on September 20, 2019, the Company acquired all of the limited liability company interests of Newco, to which, at the closing of the Acquisition (as defined below), (i) Seller transferred all of the limited liability company interests of each of (1) Spirit Master Funding, LLC, a Delaware limited liability company, (2) Spirit Master Funding II, LLC, a Delaware limited liability company, (3) Spirit Master Funding III, LLC, a Delaware limited liability company, (4) Spirit Master Funding VI, LLC, a Delaware limited liability company, and (5) Spirit Master Funding VIII, LLC, a Delaware limited liability company (collectively, the “Acquired Companies”), and (ii) SMTA transferred certain current liabilities (collectively, the “Acquisition”).

Pursuant to the Purchase Agreement, at the closing of the Acquisition, the Company paid aggregate cash consideration of $2.4 billion, subject to customary adjustments and prorations, plus certain debt prepayment penalties associated with the redemption of notes issued by the Acquired Companies under their asset-backed securitization platform.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is included as Exhibit 2.1 to the Company’s Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on June 3, 2019, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of 12:01 a.m. Eastern Time on September 23, 2019, the Company changed its name from “Hospitality Properties Trust” to “Service Properties Trust” pursuant to Articles of Amendment to the Company’s Amended and Restated Declaration of Trust filed with the Maryland State Department of Assessments and Taxation. The new CUSIP number for the Company’s common shares of beneficial interest is 81761L 102. Effective as of the opening of trading on September 25, 2019, the Company’s common shares of beneficial interest will begin trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “SVC”.

Also effective September 23, 2019, the Company amended its Amended and Restated Bylaws to reflect the change of the Company’s name described above.

The foregoing description of the amendments to the Company’s Amended and Restated Declaration of Trust and Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Company’s Amended and Restated Declaration of Trust, as amended, a composite copy of which is attached hereto as Exhibit 3.2, and the Company’s Amended and Restated Bylaws, as amended, a composite copy of which is attached hereto as Exhibit 3.4, and each of which is incorporated herein by reference. In addition, marked copies of the Company’s Amended and Restated Declaration of Trust and Amended and Restated Bylaws indicating changes made to these documents, as they existed immediately prior to the adoption of these amendments, are attached as Exhibit 3.3 and Exhibit 3.5, respectively, and are each incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 20, 2019, the Company issued a press release announcing the completion of the Acquisition. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and the information set forth therein, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and the information set forth therein, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act.

WARNING REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever the Company uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, the Company is making forward-looking statements. These forward-looking statements are based upon the Company’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by the Company’s forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company’s control. For example, the Company expects that the change in ticker symbol to “SVC” for the listing of its common shares on Nasdaq will begin on September 25, 2019. However, effecting this change is subject to conditions and will depend on actions of third parties. As a result, this change could be delayed.

The information contained in the Company’s filings with the SEC, including under the caption “Risk Factors” in the Company’s periodic reports, or incorporated therein, identifies other important factors that could cause differences from the Company’s forward-looking statements.

The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, the Company does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

The financial information required by this Item 9.01 is not being filed herewith. It will be filed not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)       Pro Forma Financial Information.

The financial information required by this Item 9.01 is not being filed herewith. It will be filed not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)       Exhibits.

Exhibit No.	Description
2.1	Equity Purchase Agreement, dated as of June 2, 2019, by and among Hospitality Properties Trust, Spirit MTA REIT, SMTA Financing JV, LLC and Banner Newco LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 3, 2019).
3.1*	Articles of Amendment of Hospitality Properties Trust, dated September 20, 2019.
3.2*	Composite Copy of Amended and Restated Declaration of Trust of Service Properties Trust, dated August 21, 1995, as amended to date.
3.3*	Composite Copy of Amended and Restated Declaration of Trust of Service Properties Trust, dated August 21, 1995, as amended to date (marked copy).
3.4*	Amended and Restated Bylaws of Service Properties Trust, adopted effective September 23, 2019.
3.5*	Amended and Restated Bylaws of Service Properties Trust, adopted effective September 23, 2019 (marked copy).
4.1*	Form of Common Share Certificate
99.1*	Press release, issued September 20, 2019, announcing the completion of the Acquisition and the name change.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST
(formerly known as Hospitality Properties Trust)

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Date: September 23, 2019